Exhibit 99.1

Name and Address of Reporting Person:	Advent International Corporation
Prudential Tower, 800 Boylston Street, Suite 3300 Boston, MA 02199-8069

Issuer Name and Ticker or Trading Symbol:	Syneos Health, Inc. [SYNH]
Date of Earliest Transaction Required to be Reported:	March 3, 2021
(Month/Day/Year)

Footnotes to Form 4
(1) Represents shares of Class A Common Stock (“Common Stock”) of Syneos Health, Inc. (the “Issuer”) sold in connection with a secondary offering of the Issuer’s Common Stock (the “Offering”) by the following entities: 74,013 shares sold by Advent International GPE VIII-C Limited Partnership (“GPE VIII-C”) and 4,257,209 shares sold by Double Eagle Investor Holdings, L.P. (“Double Eagle Investor Holdings”), of which: 883 shares were indirectly sold by Advent Partners GPE VII Limited Partnership, 2,261 shares were indirectly sold by Advent Partners GPE VII 2014 Limited Partnership, 2,087 shares were indirectly sold by Advent Partners GPE VII-A Limited Partnership, 6,198 shares were indirectly sold by Advent Partners GPE VII-A 2014 Limited Partnership, 15,055 shares were indirectly sold by Advent Partners GPE VII (Cayman) Limited Partnership, 5,090 shares were indirectly sold by Advent Partners GPE VII 2014 Cayman Limited Partnership, 3,980 shares were indirectly sold by Advent Partners GPE VII-A (Cayman) Limited Partnership, 20,638 shares were indirectly sold by Advent Partners GPE VII-B (Cayman) Limited Partnership, 3,591 shares were indirectly sold by Advent Partners GPE VII-A 2014 (Cayman) Limited Partnership (collectively, the “Advent Partners GPE VII Funds”); 188,486 shares were indirectly sold by Advent International GPE VII-A Limited Partnership, 418,188 shares were indirectly sold by Advent International GPE VII-E Limited Partnership, 32,688 shares were indirectly sold by Advent International GPE VII-H Limited Partnership (collectively, the “GPE VII GP Funds”); 203,641 shares were indirectly sold by Advent International GPE VII Limited Partnership, 580,566 shares were indirectly sold by Advent International GPE VII-B Limited Partnership, 184,498 shares were indirectly sold by Advent International GPE VII-C Limited Partnership, 121,924 shares were indirectly sold by Advent International GPE VII-D Limited Partnership, 53,837 shares were indirectly sold by Advent International GPE VII-F Limited Partnership, 53,837 shares were indirectly sold by Advent International GPE VII-G Limited Partnership (collectively, the “GPE VII GP S.a.r.l. Funds”); 137,196 shares were indirectly sold by Advent International GPE VIII Limited Partnership, 454,449 shares were indirectly sold by Advent International GPE VIII-B Limited Partnership, 161,261 shares were indirectly sold by Advent International GPE VIII-B-1 Limited Partnership, 120,234 shares were indirectly sold by Advent International GPE VIII-B-2 Limited Partnership, 187,750 shares were indirectly sold by Advent International GPE VIII-B-3 Limited Partnership, 63,296 shares were indirectly sold by Advent International GPE VIII-D Limited Partnership, 18,759 shares were indirectly sold by Advent International GPE VIII-F Limited Partnership, 166,185 shares were indirectly sold by Advent International GPE VIII-H Limited Partnership, 154,534 shares were indirectly sold by Advent International GPE VIII-I Limited Partnership, 151,861 shares were indirectly sold by Advent International GPE VIII-J Limited Partnership (collectively, the “GPE VIII GP S.a.r.l. Funds”); 321,810 shares were indirectly sold by Advent International GPE VIII-A Limited Partnership, 70,495 shares were indirectly sold by Advent International GPE VIII-E Limited Partnership, 119,563 shares were indirectly sold by Advent International GPE VIII-G Limited Partnership, 65,800 shares were indirectly sold by Advent International GPE VIII-K Limited Partnership, 64,756 shares were indirectly sold by Advent International GPE VIII-L Limited Partnership (collectively, the “GPE VIII GP Funds”); 31,617 shares were indirectly sold by Advent Partners GPE VIII Cayman Limited Partnership, 4,209 shares were indirectly sold by Advent Partners GPE VIII-A Cayman Limited Partnership, 54,092 shares were indirectly sold by Advent Partners GPE VIII-B Cayman Limited Partnership, 5,306 shares were indirectly sold by Advent Partners GPE VIII Limited Partnership, and 6,588 shares were indirectly sold by Advent Partners GPE VIII-A Limited Partnership (collectively, the “Advent Partners GPE VIII Funds”).

(2) Represents shares of Common Stock sold to the Issuer (the “Private Sale”) by the following entities: 5,516 shares sold by GPE VIII-C and 317,308 shares sold by Double Eagle Investor Holdings, of which: 66 were indirectly sold by Advent Partners GPE VII Limited Partnership,169 shares were indirectly sold by Advent Partners GPE VII 2014 Limited Partnership, 156 shares were indirectly sold by Advent Partners GPE VII-A Limited Partnership, 462 shares were indirectly sold by Advent Partners GPE VII-A 2014 Limited Partnership, 1,122 shares were indirectly sold by Advent Partners GPE VII (Cayman) Limited Partnership, 379 shares were indirectly sold by Advent Partners GPE VII 2014 Cayman Limited Partnership, 297 shares were indirectly sold by Advent Partners GPE VII-A (Cayman) Limited Partnership, 1,538 shares indirectly sold by Advent Partners GPE VII-B (Cayman) Limited Partnership, 268 shares were indirectly sold by Advent Partners GPE VII-A 2014 (Cayman) Limited Partnership; 14,049 shares were indirectly sold by Advent International GPE VII-A Limited Partnership, 31,169 shares were indirectly sold by Advent International GPE VII-E Limited Partnership, 2,436 shares were indirectly sold by Advent International GPE VII-H Limited Partnership; 15,178 shares were indirectly sold by Advent International GPE VII Limited Partnership, 43,271 shares were indirectly sold by Advent International GPE VII-B Limited Partnership, 13,751 shares were indirectly sold by Advent International GPE VII-C Limited Partnership, 9,087 shares were indirectly sold by Advent International GPE VII-D Limited Partnership, 4,013 shares were indirectly sold by Advent International GPE VII-F Limited Partnership, 4,013 shares were indirectly sold by Advent International GPE VII-G Limited Partnership; 10,226 shares were indirectly sold by Advent International GPE VIII Limited Partnership, 33,872 shares were indirectly sold by Advent International GPE VIII-B Limited Partnership, 12,019 shares were indirectly sold by Advent International GPE VIII-B-1 Limited Partnership, 8,962 shares were indirectly sold by Advent International GPE VIII-B-2 Limited Partnership, 13,994 shares were indirectly sold by Advent International GPE VIII-B-3 Limited Partnership, 4,718 shares were indirectly sold by Advent International GPE VIII-D Limited Partnership, 1,398 shares were indirectly sold by Advent International GPE VIII-F Limited Partnership, 12,386 shares were indirectly sold by Advent International GPE VIII-H Limited Partnership, 11,518 shares were indirectly sold by Advent International GPE VIII-I Limited Partnership, 11,319 shares were indirectly sold by Advent International GPE VIII-J Limited Partnership; 23,986 shares were indirectly sold by Advent International GPE VIII-A Limited Partnership, 5,254 shares were indirectly sold by Advent International GPE VIII-E Limited Partnership, 8,912 shares were indirectly sold by Advent International GPE VIII-G Limited Partnership, 4,904 shares were indirectly sold by Advent International GPE VIII-K Limited Partnership, 4,827 shares were indirectly sold by Advent International GPE VIII-L Limited Partnership; 2,357 shares were indirectly sold by Advent Partners GPE VIII Cayman Limited Partnership, 314 shares were indirectly sold by Advent Partners GPE VIII-A Cayman Limited Partnership, 4,032 shares were indirectly sold by Advent Partners GPE VIII-B Cayman Limited Partnership, 395 shares were indirectly sold by Advent Partners GPE VIII Limited Partnership, and 491 shares were indirectly sold by Advent Partners GPE VIII-A Limited Partnership.

(3) Following the Offering and the Private Sale, Advent manages funds that collectively own 10,764,749 shares, which are represented as follows: 183,949 shares held directly by GPE VIII-C and 10,580,800 shares held directly by Double Eagle Investor Holdings, of which: 2,196 shares are indirectly owned by Advent Partners GPE VII Limited Partnership, 5,620 shares are indirectly owned by Advent Partners GPE VII 2014 Limited Partnership, 5,189 shares are indirectly owned by Advent Partners GPE VII-A Limited Partnership, 15,404 shares are indirectly owned by Advent Partners GPE VII-A 2014 Limited Partnership, 37,418 shares are indirectly owned by Advent Partners GPE VII (Cayman) Limited Partnership, 12,649 shares are indirectly owned by Advent Partners GPE VII 2014 Cayman Limited Partnership, 9,892 shares are indirectly owned by Advent Partners GPE VII-A (Cayman) Limited Partnership, 51,294 shares are indirectly owned by Advent Partners GPE VII-B (Cayman) Limited Partnership, 8,925 shares are indirectly owned by Advent Partners GPE VII-A 2014 (Cayman) Limited Partnership; 468,460 shares are indirectly owned by Advent International GPE VII-A Limited Partnership, 1,039,358 shares are indirectly owned by Advent International GPE VII-E Limited Partnership, 81,241 shares are indirectly owned by Advent International GPE VII-H Limited Partnership; 506,127 shares are indirectly owned by Advent International GPE VII Limited Partnership, 1,442,928 shares are indirectly owned by Advent International GPE VII-B Limited Partnership, 458,546 shares are indirectly owned by Advent International GPE VII-C Limited Partnership, 303,027 shares are indirectly owned by Advent International GPE VII-D Limited Partnership, 133,805 shares are indirectly owned by Advent International GPE VII-F Limited Partnership, 133,805 shares are indirectly owned by Advent International GPE VII-G Limited Partnership; 340,984 shares are indirectly owned by Advent International GPE VIII Limited Partnership, 1,129,480 shares are indirectly owned by Advent International GPE VIII-B Limited Partnership, 400,794 shares are indirectly owned by Advent International GPE VIII-B-1 Limited Partnership, 298,830 shares are indirectly owned by Advent International GPE VIII-B-2 Limited Partnership, 466,630 shares are indirectly owned by Advent International GPE VIII-B-3 Limited Partnership, 157,316 shares are indirectly owned by Advent International GPE VIII-D Limited Partnership, 46,622 shares are indirectly owned by Advent International GPE VIII-F Limited Partnership, 413,033 shares are indirectly owned by Advent International GPE VIII-H Limited Partnership, 384,076 shares are indirectly owned by Advent International GPE VIII-I Limited Partnership, 377,434 shares are indirectly owned by Advent International GPE VIII-J Limited Partnership; 799,821 shares are indirectly owned by Advent International GPE VIII-A Limited Partnership, 175,207 shares are indirectly owned by Advent International GPE VIII-E Limited Partnership, 297,160 shares are indirectly owned by Advent International GPE VIII-G Limited Partnership, 163,539 shares are indirectly owned by Advent International GPE VIII-K Limited Partnership,160,943 shares are indirectly owned by Advent International GPE VIII-L Limited Partnership; 78,583 shares are indirectly owned by Advent Partners GPE VIII Cayman Limited Partnership, 10,463 shares are indirectly owned by Advent Partners GPE VIII-A Cayman Limited Partnership, 134,441 shares are indirectly owned by Advent Partners GPE VIII-B Cayman Limited Partnership, 13,187 shares are indirectly owned by Advent Partners GPE VIII Limited Partnership, and 16,373 shares are indirectly owned by Advent Partners GPE VIII-A Limited Partnership.

(4) Advent is the Sole Member of Double Eagle GP, LLC, which in turn is the General Partner of Double Eagle Investor Holdings. Advent is the Manager of Advent International GPE VII, LLC (“GPE VII LLC”) and Advent International GPE VIII, LLC (“GPE VIII LLC”).

GPE VII, LLC is the General Partner of GPE VII GP S.a.r.l. (“GPE VII GP S.a.r.l.”), GPE VII GP Limited Partnership (“GPE VII GP”), and the Advent Partners GPE VII Funds. GPE VII GP is the General Partner of the GPE VII GP Funds. GPE VII GP S.a.r.l. is the General Partner of the GPE VII GP S.a.r.l. Funds.

GPE VIII LLC is the General Partner of GPE VIII GP Limited Partnership (“GPE VIII GP”), GPE VIII GP S.a.r.l. (“GPE VIII GP S.a.r.l.”), and AP GPE VIII GP Limited Partnership (“AP GPE VIII GP”). GPE VIII GP S.a.r.l. is the General Partner of the GPE VIII GP S.a.r.l. Funds and of GPE VIII-C. GPE VIII GP is the General Partner of the GPE VIII GP Funds. AP GPE VIII GP is the General Partner of the Advent Partners GPE VIII Funds.

(5) The Reporting Person disclaims Section 16 beneficial ownership of the shares reported herein except to the extent of his pecuniary interest therein, if any, and the inclusion of these shares in this report shall not be deemed an admission of beneficial ownership of all the reported shares for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, or any other purpose.